GreenPoint Credit
Manufactured Housing Contract Trust
Pass-Through Certificates
Series 2000-3, Investor Number 52000051/52000052

MONTHLY SERVICING SUMMARY                                                             PERIOD ENDING:          31-Oct-00
------------------------------------------------------------------------------------------------------------------------
Determination Date:              11/15/00
Remittance                       11/20/00
Date:
Total Pool Prior Period WAC        10.82%                                         Scheduled Balance         Factor
Total Pool Current Period          10.82%                              BOP Pool      $698,210,201.78        97.0860664%
WAC
Group I Prior Period WAC           11.53%                              EOP Pool      $693,508,261.95        96.4322621%
Group I Current Period WAC         11.51%                           BOP Group I      $424,418,901.24        96.7867479%
Group II Prior Period WAC           9.74%                           EOP Group I      $421,104,049.14        96.0308113%
Group II Current Period WAC         9.74%                          BOP Group II      $273,791,300.54        97.5537334%
Class I A Pass Through Rate       8.4500%                          EOP Group II      $272,404,212.81        97.0595044%
Class I M-1 Pass Through          9.1000%                    Class I A Principal     $320,246,738.14        94.8452069%
Rate                                                                     Balance
Class I M-2 Pass Through          9.2500%                  Class I M-1 Principal     $ 25,214,000.00       100.0000000%
Rate                                                                     Balance
Class I B-1 Pass Through          9.2500%                  Class I M-2 Principal     $ 19,733,000.00       100.0000000%
Rate                                                                     Balance
Class I B-2 Pass Through          9.2500%                  Class I B-1 Principal     $ 24,118,000.00       100.0000000%
Rate                                                                     Balance
Class II A-1 Pass Through         6.8900%                  Class I B-2 Principal     $ 31,792,311.00       100.0000000%
Rate                                                                     Balance
Class II A-2 Pass Through         6.6000%                 Class II A-1 Principal     $147,404,212.81        94.6981449%
Rate                                                                     Balance
LIBOR                             6.6200%                 Class II A-2 Principal     $125,000,000.00       100.0000000%
                                                                         Balance

I.    RECAP OF POOL:                           LOAN
                                               COUNT             Class I A           Class I M-1         Class I M-2
                                          ---------------   -------------------  -------------------   ----------------
      Beginning Certificate Balance                17,621       $323,561,590.24      $ 25,214,000.00    $ 19,733,000.00
      Scheduled Principal Reduction                               (1,065,181.46)                0.00               0.00
      Partial Principal Prepayments                                 (190,074.05)                0.00               0.00
      Principal Prepayments In Full                  (112)        (1,368,825.30)                0.00               0.00
      Contract Liquidations                           (33)          (690,771.29)                0.00               0.00
      Contract Repurchases                              0                  0.00                 0.00               0.00
      Previously Undistributed Shortfalls                                  0.00                 0.00               0.00
                                          ---------------   -------------------  -------------------   ----------------
      Remaining Certificate Balance                17,476       $320,246,738.14      $ 25,214,000.00    $ 19,733,000.00
                                          ===============   ===================  ===================   ================

      Liquidation Loss Amount                                                                   0.00               0.00
      Adjusted Certificate Balance                                                     25,214,000.00      19,733,000.00
                                                                                 ====================  ================

                                            Class I B-1         Class I B-2         Class II A-1         Class II A-2
                                          ---------------   -------------------  -------------------   ----------------
      Beginning Certificate Balance        $24,118,000.00       $ 31,792,311.00      $148,791,300.54    $125,000,000.00
      Scheduled Principal Reduction                  0.00                  0.00          (250,813.06)              0.00
      Partial Principal Prepayments                  0.00                  0.00          (110,551.37)              0.00
      Principal Prepayments In Full                  0.00                  0.00          (774,916.29)              0.00
      Contract Liquidations                          0.00                  0.00          (250,807.01)              0.00
      Contract Repurchases                           0.00                  0.00                 0.00               0.00
      Previously Undistributed Shortfalls            0.00                  0.00                 0.00               0.00
                                          ---------------   -------------------  -------------------   ----------------
      Remaining Certificate Balance        $24,118,000.00       $ 31,792,311.00      $147,404,212.81    $125,000,000.00
                                          ===============   ===================  ===================   ================

      Liquidation Loss Amount                        0.00                  0.00
      Adjusted Certificate Balance          24,118,000.00         31,792,311.00
                                          ===============   ===================

II.   DISTRIBUTIONS:                                             Class I A           Class I M-1         Class I M-2
                                                            -------------------  -------------------   ----------------
      Principal Distribution Amount                             $  3,314,852.10                $0.00              $0.00
      Interest Distribution Amount                                 2,278,412.86           191,206.17         152,108.54
      Unpaid Interest Shortfall                                            0.00                 0.00               0.00
                                                            -------------------  -------------------   ----------------
      Total Distribution                                        $  5,593,264.96      $    191,206.17    $    152,108.54
                                                            ===================  ===================   ================

                                            Class I B-1         Class I B-2         Class II A-1         Class II A-2
                                          ---------------   -------------------  -------------------   ----------------
      Principal Distribution Amount                 $0.00                 $0.00        $1,387,087.73              $0.00
      Interest Distribution Amount             185,909.58            245,065.73           882,787.05         687,500.00
      Unpaid Interest Shortfall                      0.00                  0.00                 0.00               0.00
      Net Funds Carryover Amount                                                                0.00               0.00
                                          ---------------   -------------------  -------------------   ----------------
      Total Distribution                      $185,909.58           $245,065.73        $2,269,874.78        $687,500.00
                                          ===============   ===================  ===================   ================

III.  SHORTFALLS                            Class I M-1         Class I M-2          Class I B-1         Class I B-2
                                          ---------------   -------------------  -------------------   ----------------
      Unpaid Principal Shortfall                     0.00                  0.00                 0.00               0.00
      Agg Amount of Liquidation Losses               0.00                  0.00                 0.00               0.00
      Liquidation Loss Interest Amount               0.00                  0.00                 0.00               0.00
      Unpaid Liquidation Loss Interest               0.00                  0.00                 0.00               0.00
      Shortfall
      Principal Shortfall Amount                     0.00                  0.00                 0.00               0.00
                                          ---------------   -------------------  -------------------   ----------------
                                                     0.00                  0.00                 0.00               0.00
                                          ===============   ===================  ===================   ================

IV.   LOC                                                       Class II A                               Class I B-2
                                                            -------------------                        ----------------
      Beginning of Period Available Letter of Credit              70,164,229.00                           31,792,311.00
      Draws to the Letter of Credit                                        0.00                                    0.00
      Reimbursements to the Letter of Credit                               0.00                                    0.00
                                                            -------------------                        ----------------
      End of Period Available Letter of Credit                    70,164,229.00                           31,792,311.00
                                                            ===================                        ================

      LOC Replaced, Modified or Cancelled?                          NO                                        NO


V.    AVAILABLE DISTRIBUTION AMOUNT                               Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
      Available Distribution Amount                                6,435,763.62         3,114,315.91      $9,550,079.53
      Group I Available Funds Shortfall from Group II                      0.00                 0.00               0.00
      Group II Available Funds Shortfall from Group I                      0.00                 0.00               0.00
      Monthly Advance Amount                                               0.00                 0.00               0.00
      Enhancement Payment                                                  0.00                 0.00               0.00
      LOC Draw Amount                                                      0.00                 0.00               0.00
                                                            -------------------  -------------------   ----------------
      Total Available Distribution Amount                          6,435,763.62         3,114,315.91       9,550,079.53
                                                            ===================  ===================   ================
VI.   HOLDOVER AMOUNTS
      Class II A-2 Holdover Amount Current Month                           0.00
      Class II A-2 Aggregate Holdover Amount                               0.00

VII.  MONTHLY ADVANCE                                             Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                   Monthly Advance Amount                 $0.00                $0.00              $0.00
                                Outstanding Amount Advanced               $0.00                $0.00              $0.00


VIII. RESIDUAL                                                    Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
      Deposit to Special Account                                           0.00                 0.00               0.00
      Residual Interest Distribution Amount                          $68,208.64          $156,941.13        $225,149.77

IX.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                  Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                            Total P&I....        $5,143,139.74        $2,473,085.78      $7,616,225.52
                                            Gross Int....        (4,077,958.28)       (2,222,272.72)     (6,300,231.00)
                                                          ---------------------  -------------------   ----------------
                                            Principal....         1,065,181.46           250,813.06       1,315,994.52
                                                          =====================  ===================   ================

X.    SERVICING FEE:                                              Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                          Monthly Servicing         $353,682.42          $228,159.42        $581,841.84
                                                        Fee
                                             Senior Monthly                0.00                 0.00              $0.00
                                              Servicing Fee
                                               Subordinated                0.00                 0.00              $0.00
                                          Monthly Servicing
                                                        Fee
                                           Aggregate Unpaid                0.00                 0.00              $0.00
                                          Subordinated Fees
                                                            -------------------  -------------------   ----------------

XI.   DELINQUENCY INFORMATION:                                    Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                               Number 31-59                 307                  139                446
                                            days delinquent
                                            Balance 31 - 59       $9,713,454.50        $5,559,097.03     $15,272,551.53
                                            days delinquent
                                               Number 60-89                 105                   43                148
                                            days delinquent
                                              Balance 60-89       $3,596,120.67        $1,653,994.76      $5,250,115.43
                                            days delinquent
                                          Number 90 or more                  86                   36                122
                                            days delinquent
                                              Balance 90 or       $3,259,150.03        $1,496,888.60      $4,756,038.63
                                                  more days
                                                 delinquent
                                                            -------------------  -------------------   ----------------
                                             EOP Delinquent                 498                  218                716
                                                     Number
                                             EOP Delinquent      $16,568,725.20        $8,709,980.39     $25,278,705.59
                                                    Balance
                                                            ===================  ===================   ================

XII.  REPOSSESSION INFORMATION:                                   Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                                        BOP                 105                   52                157
                                              Repossessions
                                                     Number
                                                        BOP       $3,694,397.87        $2,058,523.02      $5,752,920.89
                                              Repossessions
                                                    Balance
                                                Plus Number                  50                   29                 79
                                              Repossessions
                                                 this Month
                                               Plus Balance        1,721,054.26         1,176,098.89       2,897,153.15
                                              Repossessions
                                                 this Month
                                          Less Liquidations                 (24)                  (9)               (33)
                                                     Number
                                          Less Liquidations         (695,799.79)         (271,629.93)       (967,429.72)
                                                    Balance
                                                            -------------------  -------------------   ----------------
                                                        EOP                 131                   72                203
                                              Repossessions
                                                     Number
                                                        EOP       $4,719,652.34        $2,962,991.98      $7,682,644.32
                                              Repossessions
                                                    Balance
                                                            ===================  ===================   ================

XII.  REPURCHASES:
                                                                  Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                           Number Contracts                   0                    0                  0
                                             Repurchased or
                                                   Replaced
                                          Balance contracts               $0.00                $0.00              $0.00
                                             Repurchased or
                                                   Replaced
                                            Number Eligible                   0                    0                  0
                                                 Substitute
                                                  Contracts
                                           Balance Elidible               $0.00                $0.00              $0.00
                                                 Substitute
                                                  Contracts
                                                            -----------------------------------------------------------
                                               Total Number                   0                    0                  0
                                                Repurchases
                                              Total Balance               $0.00                $0.00              $0.00
                                                Repurchases
                                                            ==================== ====================  ================

XII.  DELINQUENCY RATIOS                                          Group I             Group II            Total Pool
                                                            -------------------- --------------------  ----------------

                                             Average 30-Day               2.01%                1.65%              1.87%
                                          Delinquency Ratio
                                             Average 60-Day               1.24%                0.87%              1.09%
                                          Delinquency Ratio
                                           Current Realized               0.07%                0.04%              0.06%
                                                 Loss Ratio

XII.  LIQUIDATION LOSSES:                                         Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                            Previous Period         $576,632.28          $188,594.25        $765,226.53
                                              Aggregate Net
                                        Liquidation Losses:
                                             Current Period         $954,281.10          $335,683.72      $1,289,964.82
                                              Aggregate Net
                                        Liquidation Losses:
                                             Current Period         $377,648.82          $147,089.47        $524,738.29
                                        Liquidation Losses:

XII.  CERTIFICATE ACCOUNT INTEREST:                               Group I             Group II            Total Pool
                                                            -------------------  -------------------   ----------------
                                                                     $40,390.44           $22,491.28         $62,881.72
XIIi  DEFICIENCY AMOUNTS
                                                  Aggregate            9,566.46
                                          Deficiency Amount
                                        Servicer Deficiency            3,348.27
                                                     Amount

XIV.  EVENTS
                                              Servicing Fee                  NO
                                              Subordination
                                                     Event?
                                                   Servicer                  NO
                                         Termination Event?